Exhibit 99.3

CHIPPAC, INC.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Krakauer, in my capacity as Chief Financial Officer of ChipPAC, Inc., a Delaware corporation (“ChipPAC”), and in connection with the Annual Report on Form 10-K filed by ChipPAC with the Securities and Exchange Commission on March 31, 2003 (the “Report”), hereby certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ChipPAC.

IN WITNESS WHEREOF, the undersigned has executed this CFO Certification as of the 31st day of March, 2003.

/s/ ROBERT KRAKAUER
Robert Krakauer Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to ChipPAC, Inc. and will be retained by ChipPAC, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.